                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT
                      PURSUANT TO SECTIONS 13 or 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported)    April 10, 2000
                                                       --------------------


                         HERBALIFE INTERNATIONAL, INC.
-------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


  State of Nevada                  0-15712                  22-2695420
--------------------        --------------------        --------------------
    (State of or                (Commission               (I.R.S. Employer
 Other Jurisdiction             File Number)             Identification No.)



       1880 Century Park East
       Los Angeles, California                                90067
----------------------------------------                   -------------
(Address of Principal Executive Offices)                     (Zip Code)


     Registrant's telephone number, including area code:    (310) 410-9600
                                                         --------------------


-------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

        On April 10, 2000, the Registrant issued a press release stating that the Registrant's Board of Directors will terminate the previously announced "going private" transaction. A copy of the press release is attached hereto as
Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


                                    EXHIBITS


Designation         Description                       Method of Filing
-----------         -----------                       ----------------

Exhibit 99.1        Press Release                     Filed with this Report

                                   SIGNATURE


        Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned hereunto duly authorized.



                                 HERBALIFE INTERNATIONAL, INC.

April 11, 2000                   By:  /s/ CHRISTOPHER PAIR
                                    --------------------------------------
                                    Christopher Pair
                                    Executive Vice President, Chief
                                    Operating Officer and Secretary





                                     - 3 -